EX-32.2 5 ex322.htm CERTIFICATION

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Virtual Learning Company, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas P. Monahan, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

_/s/ Thomas P. Monahan_________

Thomas P. Monahan

Chief Financial Officer

Dated: November 17, 2011

A signed original of this written statement required by Section 906 has been provided to The Virtual Learning Company, Inc. and will be retained by The Virtual Learning Compnay, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.